UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report – February 10, 2005

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

483 Main Street

Harleysville, Pennsylvania 19438

(Address of principal executive office and zip code)

(215) 256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 5.03 Amendments to Bylaws

On February 10, 2005, the Board of Directors of the Registrant approved an amendment and restatement of the Registrant’s bylaws (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws make minor revisions to the Bylaws under Article 10, Directors, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The following is a summary of the revisions:

Nomination of Directors by a Shareholder

The Amended Bylaws change the requirement that a shareholder who intends to nominate or to cause to have nominated any candidate for election to the Board of Directors must notify the Secretary in writing, not less than 45 days prior to the first anniversary of the record date of the preceding year’s Shareholder’s Meeting called for the election of Directors from 45 days prior to the meeting date.

Item 9.01 Financial Statements and Exhibits

    Not applicable.

    Not applicable.

    Exhibits.

Exhibit 3.1 Amended and Restated By-Laws dated February 10, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HARLEYSVILLE NATIONAL CORPORATION

Dated: February 11, 2005                                 /s/ Michael B. High

                                                Michael B. High, EVP and Chief Financial Officer

EXHIBIT INDEX

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Exhibit 3.2 Amended and Restated By-Laws dated February 10, 2005           5